(Exhibit 10.33)

                               XYNERGY CORPORATION
                        269 So. Beverly Drive, Suite 938
                             Beverly Hills, CA 90212
                                 (310) 274-0086
                                  (Letterhead)



Via Facsimile & U.S. Mail

May 2, 2003

Mr. Todd Beutel
Beutel Accountancy Corporation
30423 Canwood Street, Suite 112
Agoura Hills, CA  91301

Dear Todd:

We have retained another accountancy firm to conduct our audit for the period ending December 31, 2002. As required by SEC rules, we are filing the attached Form 8-K for notification.

We are therefore requesting that you write a letter to the Securities and Exchange Commission stating whether you agree or disagree with the statements made in Item 4 of the Form 8-K.

Please call me with any questions. Thank you for your anticipated cooperation in this matter.

Sincerely,

/s/ Raquel Zepeda
Raquel Zepeda
President

Enclosures